Memorandum items	12 Months Ended
Dec. 31, 2017
Memorandum items
Memorandum items

31 Memorandum items

Contingent liabilities and commitments

The amounts shown in the table below are intended only to provide an indication of the volume of business outstanding at 31 December 2017. Although RBS is exposed to credit risk in the event of a customer’s failure to meet its obligations, the amounts shown do not, and are not intended to, provide any indication of RBS’s expectation of future losses.

		More than	More than
		1 year but	3 years but
	Less than	less than	less than	Over
	1 year	3 years	5 years	5 years	2017	2016
	£m	£m	£m	£m	£m	£m

Guarantees and assets pledged as collateral security	1,354	493	481	5,390	7,718	7,867
Other contingent liabilities	609	1,115	180	1,487	3,391	4,179
Standby facilities, credit lines and other commitments	60,079	22,884	36,511	5,467	124,941	138,645

Contingent liabilities and commitments	62,042	24,492	37,172	12,344	136,050	150,691

Note:

(1)	Includes liquidity facilities provided to RBS sponsored conduits.

Banking commitments and contingent obligations, which have been entered into on behalf of customers and for which there are corresponding obligations from customers, are not included in assets and liabilities. RBS’s maximum exposure to credit loss, in the event of its obligation crystallising and all counterclaims, collateral or security proving valueless, is represented by the contractual nominal amount of these instruments included in the table above. These commitments and contingent obligations are subject to RBS’s normal credit approval processes.

Guarantees - RBS gives guarantees on behalf of customers. A financial guarantee represents an irrevocable undertaking that RBS will meet a customer’s specified obligations to third party if the customer fails to do so. The maximum amount that RBS could be required to pay under a guarantee is its principal amount as in the table above. RBS expects most guarantees to expire unused.

Other contingent liabilities - these include standby letters of credit, supporting customer debt issues and contingent liabilities relating to customer trading activities such as those arising from performance and customs bonds, warranties and indemnities.

Standby facilities and credit lines - under a loan commitment, RBS agrees to make funds available to a customer in the future. Loan commitments, which are usually for a specified term, may be unconditionally cancellable or may persist, provided all conditions in the loan facility are satisfied or waived. Commitments to lend include commercial standby facilities and credit lines, liquidity facilities to commercial paper conduits and unutilised overdraft facilities.

Other commitments - these include documentary credits, which are commercial letters of credit providing for payment by RBS to a named beneficiary against presentation of specified documents, forward asset purchases, forward deposits placed and undrawn note issuance and revolving underwriting facilities, and other short-term trade related transactions.

Contractual obligations for future expenditure not provided for in the accounts

The following table shows contractual obligations for future expenditure not provided for in the accounts at the year end.

	2017	2016
	£m	£m
Operating leases
Minimum rentals payable under non-cancellable leases (1)
- within 1 year	206	246
- after 1 year but within 5 years	651	786
- after 5 years	1,422	1,775

	2,279	2,807
Capital expenditure on property, plant and equipment	18	21
Contracts to purchase goods or services (2)	682	598

	2,979	3,426

Notes:

(1)	Predominantly property leases.
(2)	Of which due within 1 year: £276 million (2016 - £231 million).

Trustee and other fiduciary activities

In its capacity as trustee or other fiduciary role, the Group may hold or place assets on behalf of individuals, trusts, companies, pension schemes and others. The assets and their income are not included in the Group’s financial statements. The Group earned fee income of £244 million (2016 - £251 million; 2015 - £321 million) from these activities.

The Financial Services Compensation Scheme

The Financial Services Compensation Scheme (FSCS), the UK’s statutory fund of last resort for customers of authorised financial services firms, pays compensation if a firm is unable to meet its obligations. The FSCS funds compensation for customers by raising management expenses levies and compensation levies on the industry. In relation to protected deposits, each deposit-taking institution contributes towards these levies in proportion to their share of total protected deposits on 31 December of the year preceding the scheme year (which runs from 1 April to 31 March), subject to annual maxima set by the Prudential Regulation Authority. In addition, the FSCS has the power to raise levies on a firm that has ceased to participate in the scheme and is in the process of ceasing to be authorised for the costs that it would have been liable to pay had the FSCS made a levy in the financial year it ceased to be a participant in the scheme.

The FSCS has borrowed from HM Treasury to fund compensation costs associated with the failure of Bradford & Bingley, Heritable Bank, Kaupthing Singer & Friedlander, Landsbanki ‘Icesave’ and London Scottish Bank plc. The industry repaid the remaining balance on the non-Bradford and Bingley loans during the period. The Bradford and Bingley loan is interest bearing with the reference rate being the higher of 12 month LIBOR plus 111 basis points or the relevant gilt rate for the equivalent cost of borrowing from HMT. The FSCS and HM Treasury have agreed that the period of these loans will reflect the expected timetable for recoveries from the estate of Bradford & Bingley. The total interest element levied on the industry in the 2017/18 scheme year was £202 million (£337 million in the 2016/17 scheme year).

RBS Group has accrued £11.6 million for its share of estimated FSCS levies.

Litigation, investigations and reviews

The Royal Bank of Scotland Group plc (the ‘company’ or RBSG) and certain members of the Group are party to legal proceedings and the subject of investigation and other regulatory and governmental action (‘Matters’) in the United Kingdom (UK), the United States (US), the European Union (EU) and other jurisdictions.

RBS recognises a provision for a liability in relation to these Matters when it is probable that an outflow of economic benefits will be required to settle an obligation resulting from past events, and a reliable estimate can be made of the amount of the obligation.

While the outcome of these Matters is inherently uncertain, the directors believe that, based on the information available to them, appropriate provisions have been made in respect of the Matters as at 31 December 2017 (refer to Note 20).

In many proceedings and investigations, it is not possible to determine whether any loss is probable or to estimate reliably the amount of any loss, either as a direct consequence of the relevant proceedings and investigations or as a result of adverse impacts or restrictions on RBS’s reputation, businesses and operations. Numerous legal and factual issues may need to be resolved, including through potentially lengthy discovery and document production exercises and determination of important factual matters, and by addressing novel or unsettled legal questions relevant to the proceedings in question, before a liability can reasonably be estimated for any claim. RBS cannot predict if, how, or when such claims will be resolved or what the eventual settlement, damages, fine, penalty or other relief, if any, may be, particularly for claims that are at an early stage in their development or where claimants seek substantial or indeterminate damages.

In respect of certain matters described below, we have established a provision and in certain of those matters, we have indicated that we have established a provision. RBS generally does not disclose information about the establishment or existence of a provision for a particular matter where disclosure of the information can be expected to prejudice seriously RBS’s position in the matter.

There are situations where RBS may pursue an approach that in some instances leads to a settlement agreement. This may occur in order to avoid the expense, management distraction or reputational implications of continuing to contest liability, or in order to take account of the risks inherent in defending claims or investigations even for those matters for which RBS believes it has credible defences and should prevail on the merits. The uncertainties inherent in all such matters affect the amount and timing of any potential outflows for both matters with respect to which provisions have been established and other contingent liabilities.

The future outflow of resources in respect of any matter may ultimately prove to be substantially greater than or less than the aggregate provision that RBS has recognised. Where (and as far as) liability cannot be reasonably estimated, no provision has been recognised.

Other than those discussed below, no member of the Group is or has been involved in governmental, legal or regulatory proceedings (including those which are pending or threatened) that are expected to be material, individually or in aggregate. RBS expects that in future periods additional provisions, settlement amounts, and customer redress payments will be necessary, in amounts that are expected to be substantial in some instances.

For a discussion of certain risks associated with the Group’s litigation, investigations and reviews, see the Risk Factor relating to legal, regulatory and governmental actions and investigations set out on page 349.

Litigation

UK 2008 rights issue shareholder litigation

Between March and July 2013, claims were issued in the High Court of Justice of England and Wales by sets of current and former shareholders, against RBSG (and in one of those claims, also against certain former individual officers and directors) alleging that untrue and misleading statements and/or improper omissions, in breach of the Financial Services and Markets Act 2000, were made in connection with the rights issue announced by RBS on 22 April 2008. These and other similar threatened claims were consolidated by the Court via a Group Litigation Order. Since then, further High Court claims have been issued against RBS under the Group Litigation Order. Prior to the settlement described below, the aggregate value of the shares subscribed for at 200 pence per share by all of the then claimant shareholders was approximately £4 billion.

In December 2016 RBS concluded full and final settlements with four of the five shareholder groups representing 78 per cent of the claims by value. Further full and final settlements, without any admission of liability, were reached and RBS has now concluded the action with over 98 per cent of the claimants.

The aggregate settlement figure available to claimants is £900 million, for which a previously established provision is in place, and is subject to validation of claims.

The Court directed that any claimant choosing not to enter the settlement should, by 28 July 2017, issue an application to restore the proceedings. No such application was made.

Residential mortgage-backed securities (RMBS) litigation in the US

RBS companies have been named as defendants in their various roles as issuer, depositor and/or underwriter in a number of claims in the US that relate to the securitisation and securities underwriting businesses. These cases include actions by individual purchasers of securities and a purported class action suit.

In general, plaintiffs in these actions claim that certain disclosures made in connection with the relevant offerings of RMBS contained materially false or misleading statements and/or omissions regarding the underwriting standards pursuant to which the mortgage loans underlying the securities were issued.

RBS Securities Inc. remains a defendant in a lawsuit relating to RMBS issued by Nomura Holding America Inc. (Nomura) and subsidiaries, filed by the US Federal Housing Finance Agency (FHFA) as conservator for the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

In May 2015, following a trial, the United States District Court for the Southern District of New York issued a written decision in favour of FHFA, finding, as relevant to RBS, that the offering documents for four Nomura-issued RMBS for which RBS Securities Inc. served as an underwriter contained materially misleading statements about the mortgage loans that backed the securitisations. Nomura and RBS appealed. On 28 September 2017, the court’s judgment against Nomura and RBS Securities Inc. was affirmed by the United States Court of Appeals for the Second Circuit.

RBS Securities Inc. estimates that its net exposure under the court’s judgment is approximately US$318 million, which consists of the difference between the amount of the judgment against RBS Securities Inc. (US$636 million) and the estimated market value of the four RMBS that FHFA would return to RBS Securities Inc. pursuant to the judgment, plus the costs and attorney’s fees that will be due to FHFA if the judgment is upheld. The estimated net exposure in this matter is covered by an existing provision. The judgment is stayed pending defendants’ request for review by the United States Supreme Court, though post-judgment interest on the judgment amount will accrue while that request and any further review is pending. RBS Securities Inc. intends to pursue a contractual claim for indemnification against Nomura with respect to any losses it suffers as a result of this matter.

RBS companies are also defendants in a purported RMBS class action entitled New Jersey Carpenters Health Fund v. Novastar Mortgage Inc. et al., which remains pending in the United States District Court for the Southern District of New York. RBS has settled this matter for US$55.3 million, which has been paid into escrow pending court approval of the settlement.

In addition to the above, the remaining RMBS lawsuits against RBS companies consist of cases filed by the Federal Home Loan Banks of Boston and Seattle and the Federal Deposit Insurance Corporation that together involve the issuance of less than US$1 billion of RMBS issued primarily from 2005 to 2007.

As at 31 December 2017, the total aggregate of provisions in relation to certain of the RMBS litigation matters (described immediately above) and RMBS and other securitised products investigations (set out under ‘Investigations and reviews’ on page 310) was £3.2 billion (US$4.4 billion). The duration and outcome of these investigations and litigation matters remain uncertain, including in respect of whether settlements for all or any of such matters may be reached.

RBS continues to caution that, in connection with RMBS litigation matters and RMBS investigations taken as a whole, further substantial provisions and costs may be recognised and, depending on the final outcomes, other adverse consequences may occur.

London Interbank Offered Rate (LIBOR) and other rates litigation

Certain members of the Group have been named as defendants in a number of class actions and individual claims filed in the US with respect to the setting of LIBOR and certain other benchmark interest rates. The complaints are substantially similar and allege that certain members of the Group and other panel banks individually and collectively violated various federal laws, including the US commodities and antitrust laws, and state statutory and common law, as well as contracts, by manipulating LIBOR and prices of LIBOR-based derivatives in various markets through various means.

Most of the USD LIBOR-related actions in which RBS companies are defendants, including all purported class actions relating to USD LIBOR, were transferred to a coordinated proceeding in the United States District Court for the Southern District of New York.

In the coordinated proceeding, consolidated class action complaints were filed on behalf of (1) exchange-based purchaser plaintiffs, (2) over-the-counter purchaser plaintiffs, and (3) corporate debt purchaser plaintiffs. Over 35 other USD LIBOR-related actions naming RBS as a defendant, including purported class actions on behalf of lenders and mortgage borrowers, were also made part of the coordinated proceeding.

In a series of orders issued in 2013 and 2014, the district court overseeing the coordinated USD proceeding dismissed class plaintiffs’ antitrust claims and claims under RICO (Racketeer Influenced and Corrupt Organizations Act), but declined to dismiss (a) certain Commodity Exchange Act claims on behalf of persons who transacted in Eurodollar futures contracts and options on futures contracts on the Chicago Mercantile Exchange (on the theory that defendants’ alleged persistent suppression of USD LIBOR caused loss to plaintiffs), and (b) certain contract and unjust enrichment claims on behalf of over-the-counter purchaser plaintiffs who transacted directly with a defendant. On 23 May 2016, the district court’s dismissal of plaintiffs’ antitrust claims was vacated by the United States Court of Appeals for the Second Circuit, which held that plaintiffs have adequately pled antitrust injury and an antitrust conspiracy, but remanded to the lower court for further consideration on the question of whether plaintiffs possess the requisite antitrust standing to proceed with antitrust claims.

In a decision issued in December 2016, the district court held that it lacks personal jurisdiction over RBS with respect to certain claims asserted in the coordinated proceeding. Following that decision, RBS has been dismissed from each of the USD LIBOR-related class actions in the coordinated proceeding, subject to appeal, although certain non-class cases on behalf of particular plaintiffs remain pending.

On 10 July 2017, the US Federal Deposit Insurance Corporation (FDIC), on behalf of 39 failed US banks, served a claim in the High Court of Justice of England and Wales against RBS, other LIBOR panel banks and the British Bankers’ Association, alleging collusion with respect to the setting of USD LIBOR.

The action alleges that the defendants breached English and European competition law as well as asserting common law claims of fraud under US law. The FDIC previously asserted many of the same US law USD LIBOR-related claims against RBS and others in a lawsuit pending in the United States District Court for the Southern District of New York, though most of the claims in that case have been dismissed as a result of a series of rulings by that court. RBS’s defence to the High Court claim was filed on 24 November 2017.

Certain members of the Group have also been named as defendants in two class actions relating to JPY LIBOR and Euroyen TIBOR, both pending before the same judge in the United States District Court for the Southern District of New York. In the first case, relating to Euroyen TIBOR futures contracts, the court dismissed plaintiffs’ antitrust claims in March 2014, but declined to dismiss their claims under the Commodity Exchange Act for price manipulation, which are proceeding in the discovery phase. In the second case, relating to other derivatives allegedly tied to JPY LIBOR and Euroyen TIBOR, the court dismissed the case on 10 March 2017 on the ground that the plaintiffs lack standing. Plaintiffs have commenced an appeal of that decision.

Certain members of the Group have also been named as defendants in class actions relating to (i) Euribor, (ii) Swiss Franc LIBOR (iii) Pound sterling LIBOR, (iv) the Singapore Interbank Offered Rate and Singapore Swap Offer Rate, and (v) the Australian Bank Bill Swap Reference Rate, all of which are pending before other judges in the United States District Court for the Southern District of New York. On 21 February 2017, the court in the action relating to Euribor dismissed all claims alleged against RBS for lack of personal jurisdiction. On 18 August 2017, the court in the action relating to the Singapore Interbank Offered Rate and Singapore Swap Offer Rate dismissed all claims against RBS for lack of personal jurisdiction; however, the court allowed the plaintiffs to replead their complaint, and defendants’ renewed motion to dismiss the amended complaint is pending. On 25 September 2017, the court in the action relating to Swiss Franc LIBOR dismissed all claims against all defendants on various grounds; however, the court held that it has personal jurisdiction over RBS and allowed the plaintiffs to replead their complaint, and defendants’ renewed motion to dismiss the amended complaint is pending. The other matters described in this paragraph (relating to Pound Sterling LIBOR and the Australian Bank Bill Swap Reference Rate) are subject to motions to dismiss that are currently pending.

Details of UK litigation claims in relation to the sale of interest rate hedging products (IRHPs) involving LIBOR-related allegations are set out under ‘Interest rate hedging products litigation’ on page 308. Details of LIBOR investigations involving RBS are set out under ‘‘Investigations and reviews’’ on page 311.

ISDAFIX antitrust litigation

Beginning in September 2014, The Royal Bank of Scotland plc (RBS plc) and a number of other financial institutions were named as defendants in several purported class action complaints (subsequently consolidated into one complaint) in the United States District Court for the Southern District of New York alleging manipulation of USD ISDAFIX rates. In 2015, RBS plc reached an agreement to settle this matter for US$50 million, and that settlement received preliminary approval from the Court in May 2016. The settlement amount has been paid into escrow pending the final court approval of the settlement.

FX antitrust litigation

In 2015, Group companies settled a consolidated antitrust class action (the ‘consolidated action’), pending in the United States District Court for the Southern District of New York, asserting claims on behalf of persons who entered into (a) over-the-counter foreign exchange (FX) spot transactions, forwards, swaps, futures, options or other FX transactions the trading or settlement of which is related in any way to FX rates, or (b) exchange-traded FX instruments. Following the Court’s preliminary approval of the settlement in December 2015, RBS paid the total settlement amount (US$255 million) into escrow pending final court approval of the settlement.

On 24 March 2017, the court dismissed a second FX-related antitrust class action, holding that the alleged class of ‘consumers and end-user businesses’ lacked standing to pursue antitrust claims. The plaintiffs in that case have since filed an amended complaint. The defendants made a renewed motion to dismiss the complaint but the court denied that motion on 3 August 2017. As a result, the discovery phase has commenced. RBS and the other defendants are seeking reconsideration of the court’s decision regarding standing or, in the alternative, permission to take an immediate appeal to the United States Court of Appeals for the Second Circuit.

A third FX-related class action, asserting Employee Retirement Income Security Act claims on behalf of employee benefit plans that engaged in FX transactions, including claims based on alleged non-collusive FX-related conduct, was dismissed in September 2016 on the ground that the plaintiffs failed to plead that the defendants had ERISA-based fiduciary duties to the plaintiffs. The plaintiffs’ appeal of this dismissal remains pending.

Beginning in September 2016, several additional class action complaints were filed in the United States District Court for the Southern District of New York asserting claims on behalf of ‘indirect purchasers’ of FX instruments.

The plaintiffs define ‘indirect purchasers’ as persons who were indirectly affected by FX instruments that others entered into directly with defendant banks or on exchanges. The consolidated amended complaint for these matters alleges that certain RBS companies and other defendant banks caused damages to the ‘indirect purchasers’ by conspiring to restrain trade in the FX spot market. The plaintiffs have asserted claims under federal and state antitrust laws. RBS and the other defendants have filed a motion to dismiss, which remains pending.

On 12 July 2017, Alpari (US) LLC (Alpari) filed a class action complaint against RBS companies in the United States District Court for the Southern District of New York. The complaint alleges that RBS breached contracts with Alpari and other counterparties by rejecting FX orders placed over electronic trading platforms through the application of a function referred to as ‘Last Look’, and that the rejected orders were later filled at prices less favourable to putative class members. The complaint contains claims for breach of contract and unjust enrichment. RBS has filed a motion to compel arbitration of Alpari’s claims or, in the alternative, to dismiss those claims for improper venue.

In September 2015, certain members of the Group, as well as a number of other financial institutions, were named as defendants in two class actions filed in Ontario and Quebec on behalf of persons in Canada who entered into foreign exchange transactions or who invested in funds that entered into foreign exchange transactions, alleging that the defendants violated the Canadian Competition Act by conspiring to manipulate the prices of currency trades. RBS settled the matters for approximately CAD 13 million. The settlement amount has been paid and the settlement has received final court approval.

Certain other foreign exchange transaction related claims have been or may be threatened against RBS in other jurisdictions. RBS cannot predict whether any of these claims will be pursued, but expects that several may.

US Treasury securities antitrust litigation

Beginning in July 2015, numerous class action antitrust complaints were filed in US federal courts against a number of primary dealers of US Treasury securities, including RBS Securities Inc.. The consolidated amended complaint for these matters, pending in the United States District Court for the Southern District of New York, alleges that RBS Securities Inc. and the other defendants rigged the US Treasury securities auction bidding process to deflate prices at which they bought such securities and colluded to increase the prices at which they sold such securities to plaintiffs.

The complaint asserts claims under the US antitrust laws on behalf of persons who transacted in US Treasury securities or derivatives based on such instruments, including futures and options. The defendants anticipate filing a motion to dismiss the operative complaint in this matter.

Swaps antitrust litigation

Beginning in November 2015, RBS plc and other members of the Group, as well as a number of other interest rate swap dealers, were named as defendants in a number of class action antitrust complaints filed in the United States District Court for the Southern District of New York and the United States District Court for the Northern District of Illinois. The complaints, filed on behalf of persons who entered into interest rate swaps with the defendants, allege that the defendants violated the US antitrust laws by restraining competition in the market for interest rate swaps through various means and thereby caused inflated bid-ask spreads for interest rate swaps, to the alleged detriment of the plaintiff class.

In addition, two complaints containing similar allegations of collusion were filed in United States District Court for the Southern District of New York on behalf of TeraExchange and Javelin, who allege that they would have successfully established exchange-like trading of interest rate swaps if the defendant dealers had not unlawfully conspired to prevent that from happening through boycotts and other means, in violation of the U.S. antitrust laws. In June 2016, all of these matters were transferred to the United States District Court for the Southern District of New York for coordinated or consolidated pretrial proceedings.

In July 2017, the Court overseeing the above matters dismissed all claims against RBS companies relating to the 2008 - 2012 time period, but declined to dismiss certain antitrust and unjust enrichment claims covering the 2013 - 2016 time period. Discovery is ongoing.

On 8 June 2017, TeraExchange filed another complaint against RBS and others in the United States District Court for the Southern District of New York, this time relating to credit default swaps instead of interest rate swaps. TeraExchange alleges it would have established exchange-like trading of credit default swap if the defendant dealers had not engaged in an unlawful antitrust conspiracy. RBS has filed a motion to dismiss the complaint in this matter.

Madoff

In December 2010, Irving Picard, as trustee for the bankruptcy estates of Bernard L. Madoff and Bernard L. Madoff Investment Securities LLC., filed a clawback claim against The Royal Bank of Scotland N.V. (RBS N.V.) in the New York bankruptcy court.

In the operative complaint, filed in August 2012, the trustee seeks to recover US$75.8 million in redemptions that RBS N.V. allegedly received from certain Madoff feeder funds and US$162.1 million that RBS N.V. allegedly received from its swap counterparties at a time when RBS N.V. allegedly ‘knew or should have known of Madoff’s possible fraud’. The trustee alleges that those transfers were preferences or fraudulent conveyances under the US bankruptcy code and New York law and he asserts the purported right to claw them back for the benefit of Madoff’s estate.

RBS N.V. made a motion to dismiss in this case on the ground that many of the transfers at issue were extraterritorial to the United States and therefore not subject to the fraudulent conveyance statute upon which the trustee’s claim is based, but the bankruptcy court denied that motion in November 2016. RBS N.V. sought leave to appeal, but this was denied on 3 October 2017. A further claim by the trustee against RBS N.V., for clawback of an additional US$21.8 million, was filed in October 2011. With respect to that claim, the bankruptcy court granted RBS N.V.’s motion to dismiss on extraterritorial grounds, and the trustee has commenced an appeal of that decision.

Thornburg adversary proceeding

RBS Securities Inc. and certain other RBS companies, as well as several other financial institutions, are defendants in an adversary proceeding filed in the US bankruptcy court in Maryland by the trustee for TMST, Inc. (formerly known as Thornburg Mortgage, Inc.). The trustee seeks recovery of transfers made under certain restructuring agreements as, among other things, avoidable fraudulent and preferential conveyances and transfers. In September 2014, the Court largely denied the defendants’ motion to dismiss this matter and, as a result, discovery is ongoing.

Interest rate hedging products litigation

RBS is dealing with a large number of active litigation claims in relation to the sale of interest rate hedging products (IRHPs). In general claimants allege that the relevant interest rate hedging products were mis-sold to them, with some also alleging RBS made misrepresentations in relation to LIBOR. Claims have been brought by customers who were considered under the UK Financial Conduct Authority (FCA) redress programme, as well as customers who were outside of the scope of that programme, which was closed to new entrants on 31 March 2015. RBS encouraged those customers that were eligible to seek redress under the FCA redress programme to participate in that programme. RBS remains exposed to potential claims from customers who were either ineligible to be considered for redress or who are dissatisfied with their redress offers.

Property Alliance Group (PAG) v The Royal Bank of Scotland plc was the leading case before the English High Court involving both IRHP mis-selling and LIBOR misconduct allegations. The amount claimed was £34.8 million and the trial ended in October 2016. In December 2016 the Court dismissed all of PAG’s claims. PAG appealed that decision, and the appeal hearing closed on 8 February 2018. The judgment is awaited. The decision (subject to the appeal by PAG) may have significance to other similar LIBOR-related cases currently pending in the English courts, some of which involve substantial amounts.

The case of London Bridge Holdings Ltd and others v RBS plc remains stayed pending the outcome of the PAG appeal. The sum claimed in that case is £446.7 million.

In addition to claims alleging that IRHPs were mis-sold, RBS has received a number of claims involving allegations that it breached a legal duty of care in its conduct of the FCA redress programme. These claims have been brought by customers who are dissatisfied with redress offers made to them through the FCA redress programme. The claims followed a preliminary decision against another UK bank. RBS has since been successful in opposing an application by a customer to amend its pleadings to include similar claims against RBS, on the basis that the bank does not owe a legal duty of care to customers in carrying out the FCA review. An appeal of that decision was dismissed in July 2017 and permission to further appeal was refused by the UK Supreme Court in December 2017.

Tax dispute

HMRC issued a tax assessment in 2012 against RBS for approximately £86 million regarding a value-added-tax (‘VAT’) matter in relation to the trading of European Union Allowances (‘EUAs’) by an RBS joint venture subsidiary in 2009. RBS has commenced legal proceedings before the First-tier Tribunal (Tax), a specialist tax tribunal, challenging the assessment (the ‘Tax Dispute’). In the event that the assessment is upheld, interest and costs would be payable, and a penalty of up to 100 per cent of the VAT held to have been legitimately denied by HMRC could also be levied. Separately, RBS is a named defendant in proceedings before the High Court brought in 2015 by ten companies (all in liquidation) (the ‘Liquidated Companies’) and their respective liquidators (together, ‘the Claimants’). The Liquidated Companies previously traded in EUAs in 2009 and are alleged to be defaulting traders within (or otherwise connected to) the EUA supply chains forming the subject of the Tax Dispute. The Claimants are claiming approximately £80 million plus interest and costs by alleging that RBS dishonestly assisted the directors of the Liquidated Companies in the breach of their statutory duties and/or knowingly participated in the carrying on of the business of the Liquidated Companies with intent to defraud creditors. The trial in that matter is currently scheduled to start in June 2018.

Weiss v. National Westminster Bank Plc (NatWest)

NatWest is defending a lawsuit filed by a number of US nationals (or their estates, survivors, or heirs) who were victims of terrorist attacks in Israel. The plaintiffs allege that NatWest is liable for damages arising from those attacks pursuant to the US Anti-Terrorism Act because NatWest previously maintained bank accounts and transferred funds for the Palestine Relief & Development Fund, an organisation which plaintiffs allege solicited funds for Hamas, the alleged perpetrator of the attacks.

In March 2013, the trial court (the United States District Court for the Eastern District of New York) granted summary judgment in favour of NatWest on the issue of scienter, but in September 2014, that summary judgment ruling was vacated by the United States Court of Appeals for the Second Circuit. The appeals court returned the case to the trial court for consideration of NatWest’s other asserted grounds for summary judgment and, if necessary, for trial. In March 2016, the trial court denied a motion by NatWest to dismiss the case in which NatWest had argued that the court lacked personal jurisdiction over NatWest. NatWest has since asserted other grounds for summary judgment that the trial court has not previously ruled upon. On 5 October 2017, the United States District Court for the Eastern District of New York dismissed claims against NatWest with respect to two terrorist attacks, but denied NatWest’s summary judgment motion with respect to claims arising from 16 other attacks. No trial date has been set.

Anti-Terrorism Act litigation against RBS N.V.

RBS N.V. and certain other financial institutions (HSBC, Barclays, Standard Chartered, Credit Suisse, Bank Saderat, and Commerzbank) are defendants in an action first commenced in the United States District Court for the Eastern District of New York in November 2014 by a number of US nationals (or their estates, survivors, or heirs), most of whom are or were US military personnel, who were killed or injured in more than 90 attacks in Iraq between 2004 and 2011.

The attacks were allegedly perpetrated by Hezbollah and certain Iraqi terror cells allegedly funded by the Islamic Republic of Iran. According to the plaintiffs’ allegations, RBS N.V. and the other defendants are liable for damages arising from the attacks because they allegedly conspired with Iran and certain Iranian banks to assist Iran in transferring money to Hezbollah and the Iraqi terror cells, in violation of the US Anti-Terrorism Act, by agreeing to engage in ‘stripping’ of transactions initiated by the Iranian banks so that the Iranian nexus to the transactions would not be detected. Since commencing this matter, the plaintiffs have amended the complaint twice. The second amended complaint is subject to a motion to dismiss that defendants filed in September 2016.

In November 2016, additional plaintiffs commenced a second action in the United States District Court for the Southern District of Illinois against the same defendants (including RBS N.V.), as well as Deutsche Bank. The allegations were substantially similar to the allegations contained in the complaint described above. The plaintiffs were a number of US military personnel (or their estates, survivors, or heirs) who were killed or injured in 21 attacks in Iraq between 2006 and 2011. In April 2017, this case was transferred to the United States District Court for the Eastern District of New York. On 3 October 2017, the plaintiffs in this second case, instead of responding to defendants’ motion to dismiss, voluntarily dismissed their claims without prejudice to re-filing at a later date.

On 9 November 2017, a third action was commenced by an additional group of plaintiffs in the United States District Court for the Southern District of New York, against the same defendants as the November 2016 action (including RBS N.V.), as well as RBS plc. The allegations are substantially similar to the allegations contained in the complaints described above and concern 55 attacks in Iraq between 2003 and 2011. The defendants anticipate filing a motion to dismiss the claims in this case.

Investigations and reviews

RBS’s businesses and financial condition can be affected by the actions of various governmental and regulatory authorities in the UK, the US, the EU and elsewhere. RBS has engaged, and will continue to engage, in discussions with relevant governmental and regulatory authorities, including in the UK, the US, the EU and elsewhere, on an ongoing and regular basis, and in response to informal and formal inquiries or investigations, regarding operational, systems and control evaluations and issues including those related to compliance with applicable laws and regulations, including consumer protection, business conduct, competition/anti-trust, anti-bribery, anti-money laundering and sanctions regimes.

The NatWest Markets segment in particular has been providing information regarding a variety of matters, including, for example, the setting of benchmark rates and related derivatives trading, conduct in the foreign exchange market, and various issues relating to the issuance, underwriting, and sales and trading of fixed-income securities, including structured products and government securities.

Any matters discussed or identified during such discussions and inquiries may result in, among other things, further inquiry or investigation, other action being taken by governmental and regulatory authorities, increased costs being incurred by RBS, remediation of systems and controls, public or private censure, restriction of RBS’s business activities and/or fines. Any of the events or circumstances mentioned in this paragraph or below could have a material adverse effect on RBS, its business, authorisations and licences, reputation, results of operations or the price of securities issued by it.

RBS is co-operating fully with the investigations and reviews described below.

RMBS and other securitised products investigations

In the US, RBS is involved in reviews, investigations and proceedings (both formal and informal) by federal and state governmental law enforcement and other agencies and self-regulatory organisations, including the US Department of Justice (DOJ) and several state attorneys general, including those mentioned below, relating to, among other things, issuance, underwriting and trading in RMBS and other mortgage-backed securities and collateralised debt obligations (CDOs). These ongoing matters include, among others, active investigations by the DOJ, relating primarily to due diligence on and disclosure related to loans purchased for, or otherwise included in, securitisations and related disclosures.

As at 31 December 2017, the total aggregate of provisions in relation to certain of the RMBS investigations and RMBS litigation matters (set out under ‘Litigation’ on page 305) was £3.2 billion (US$4.4 billion).

RBS continues to cooperate with the DOJ and with certain state attorneys general in their investigations of RMBS matters.The duration, timing for resolution and outcome of these investigations and RMBS litigation matters remain uncertain, including in respect of whether settlements for all or any of such matters may be reached. Further substantial provisions and costs may be recognised and, depending on the final outcome, other adverse consequences may occur as described above and in the Risk Factor relating to legal, regulatory and governmental actions and investigations set out on page 349.

In December 2017, RBS Financial Products Inc. agreed to pay US$125 million to settle the RMBS investigation of the California Attorney General. Payment has been made from a previously established provision. Ongoing investigations into the same or similar issues by certain other state attorneys general are at various stages. RBS is in advanced discussions with the New York Attorney General to resolve its investigation, although there is no certainty that any settlement will be reached.

On 26 October 2017, the United States Attorney for the District of Connecticut (USAO) announced that it had entered into a Non-Prosecution Agreement (NPA) with RBS Securities Inc. in connection with alleged misrepresentations to counterparties relating to secondary trading in various forms of asset-backed securities. The NPA, which recognises RBS Securities Inc.’s timely self-reporting and cooperation, required RBS Securities Inc. to pay a penalty of US$35 million, reimburse customers at least US$9.1 million, and continue to cooperate with the investigation.

These amounts were covered by provisions existing at the time of settlement. As part of the NPA, the USAO has agreed not to file criminal charges against RBS Securities Inc. relating to certain conduct and information described in the NPA if RBS Securities Inc. complies with the NPA during its one-year term. In March and December 2015, two former RBS Securities Inc. traders entered guilty pleas in the United States District Court for the District of Connecticut, each to one count of conspiracy to commit securities fraud while employed at RBS Securities Inc.

US mortgages - loan repurchase matters

RBS’s NatWest Markets business in North America was a purchaser of non-agency residential mortgages in the secondary market, and an issuer and underwriter of non-agency RMBS.

In issuing RMBS, NatWest Markets in some circumstances made representations and warranties regarding the characteristics of the underlying loans. As a result, NatWest Markets may be, or may have been, contractually required to repurchase such loans or indemnify certain parties against losses for certain breaches of such representations and warranties. Depending on the extent to which such loan repurchase related claims are pursued against and not rebutted by NatWest Markets on timeliness or other grounds, the aggregate potential impact on RBS, if any, may be material.

LIBOR and other trading rates

From February 2013 to December 2016, RBS entered into settlements with various governmental authorities in relation to investigations into submissions, communications and procedures around the setting of LIBOR and other interest rates and interest rate trading, which, among other things, required RBS to pay significant penalties. As part of these resolutions, RBS made certain undertakings regarding benchmark interest rates, including the undertakings contained in its February 2013 resolution with the Commodity Futures Trading Commission (CFTC).

RBS continues to co-operate with investigations and requests for information by various other governmental and regulatory authorities, including in the UK, US and APAC.

On 3 February 2017, it was announced that RBS and the CFTC entered into a civil settlement resolving the CFTC’s investigation of ISDAFIX and related trading activities. As part of the settlement, RBS has paid a penalty of US$85 million and agreed to certain undertakings.

Foreign exchange related investigations

In November 2014, RBS plc reached a settlement with the FCA and the CFTC in relation to investigations into failings in RBSG’s FX businesses within its NatWest Markets segment. RBS plc agreed to pay penalties of £217 million to the FCA and US$290 million to the CFTC to resolve the investigations. The fines were paid in November 2014.

In May 2015, RBS plc announced that it had reached settlements with the DOJ and the Board of Governors of the Federal Reserve System (Federal Reserve) in relation to investigations into its FX business within its NatWest Markets segment. RBS plc paid a penalty of US$274 million to the Federal Reserve and agreed to pay a penalty of US$395 million to the DOJ to resolve the investigations.

As part of its plea agreement with the DOJ, RBS plc pled guilty in the United States District Court for the District of Connecticut to a one-count information charging an antitrust conspiracy. RBS plc admitted that it knowingly, through one of its euro/US dollar currency traders, joined and participated in a conspiracy to eliminate competition in the purchase and sale of the euro/US dollar currency pair exchanged in the FX spot market.

The charged conspiracy occurred between as early as December 2007 to at least April 2010. On 5 January 2017, the United States District Court for the District of Connecticut imposed a sentence on RBS plc consisting of the US$395 million criminal fine previously agreed with the DOJ and a term of probation, which among other things, prohibits RBS plc from committing another crime in violation of US law or engaging in the FX trading practices that form the basis for the charged crime and requires RBS plc to implement a compliance program designed to prevent and detect the unlawful conduct at issue and to strengthen its compliance and internal controls as required by other regulators (including the FCA and the CFTC).

A violation of the terms of probation could lead to the imposition of additional penalties. Subsequent to the sentencing, RBS plc paid the criminal fine, which had been covered by an existing provision.

RBS plc and RBS Securities Inc. have also entered into a cease and desist order with the Federal Reserve relating to FX and other designated market activities (the FX Order). In the FX Order, which is publicly available and will remain in effect until terminated by the Federal Reserve, RBS plc and RBS Securities Inc. agreed to take certain remedial actions with respect to FX activities and certain other designated market activities, including the creation of an enhanced written internal controls and compliance program, an improved compliance risk management program, and an enhanced internal audit program. RBS plc and RBS Securities Inc. are obligated to implement and comply with these programs as approved by the Federal Reserve, and are also required to conduct, on an annual basis, a review of applicable compliance policies and procedures and a risk-focused sampling of key controls.

RBS is co-operating with investigations and responding to inquiries from other governmental and regulatory (including competition) authorities on similar issues relating to failings in its FX business within its NatWest Markets segment. The timing and amount of financial penalties with respect to any further settlements and related litigation risks and collateral consequences remain uncertain and may well be material.

FCA review of RBS’s treatment of SMEs

In November 2013, a report by Lawrence Tomlinson, entrepreneur in residence at the UK Government’s Department for Business Innovation and Skills, was published (‘Tomlinson Report’). The Tomlinson Report was critical of RBS’s treatment of SMEs.

The Tomlinson Report was passed to the PRA and FCA. Shortly thereafter, the FCA appointed an independent Skilled Person under section 166 of the Financial Services and Markets Act to review the allegations in the Tomlinson Report. The Skilled Person’s review was focused on RBS’s UK small and medium sized business customers with credit exposures of up to £20 million whose relationship was managed within RBS’s Global Restructuring Group or within similar units within RBS’s Corporate Banking Division that were focused on customers in financial difficulties. In the period 2008 to 2013 RBS was one of the leading providers of credit to the UK SME sector.

Separately, in November 2013, RBS instructed the law firm Clifford Chance to conduct an independent review of the principal allegation made in the Tomlinson Report: RBS was alleged to be culpable of systematic and institutional behaviour in artificially distressing otherwise viable businesses and, through that, putting businesses into insolvency. Clifford Chance published its report on 17 April 2014 and, while it made certain recommendations to enhance customer experience and transparency of pricing, it concluded that there was no evidence to support the principal allegation.

A separate independent review of the principal allegation, led by Mason Hayes & Curran, Solicitors, was conducted in the Republic of Ireland. The report was published in December 2014 and found no evidence to support the principal allegation.

The Skilled Person review focused on the allegations made in the Tomlinson Report and certain observations made by Sir Andrew Large in his 2013 Independent Lending Review, and was broader in scope than the reviews undertaken by Clifford Chance and Mason, Hayes & Curran which are referred to above. The Skilled Person delivered the draft findings from its review to the FCA in March 2016. RBS was then given the opportunity to consider and respond to those draft findings before the Skilled Person delivered its final report to the FCA during September 2016.

In November 2016, the FCA published an update on its review. In response, RBS announced redress steps for SME customers in the UK and the Republic of Ireland that were in GRG between 2008 and 2013. These steps were (i) an automatic refund of certain complex fees; and (ii) a new complaints process, overseen by an Independent Third Party. They were developed with the involvement of the FCA, which agreed that they were appropriate steps for RBS to take.

RBS estimates the costs associated with the complaints review process and the automatic refund of complex fees to be approximately £400 million, which was recognised as a provision in 2016. This includes operational costs together with the cost of refunded complex fees and the additional estimated redress costs arising from the complaints process. Of the £400 million provision, £150 million had been utilised by 31 December 2017.

On 23 October 2017, the FCA published an interim report incorporating a summary of the Skilled Person’s report which stated that, further to the general investigation announced in November 2016, the FCA had decided to carry out a more focused investigation. The FCA published its final summary of the Skilled Person’s report on 28 November 2017. The UK House of Commons Treasury Select Committee, seeking to rely on Parliamentary powers, published the full version of the Skilled Person’s report on 20 February 2018.

Interest rate hedging products (IRHP) redress programme

From 2013, RBS and other banks undertook a redress exercise and past business review in relation to the sale of interest rate hedging products to some small and medium sized businesses classified as retail clients or private customers under FSA rules. This exercise was scrutinised by an independent reviewer, KPMG (appointed as a Skilled Person under section 166 of the Financial Services and Markets Act), and overseen by the FCA.

RBS provisions in relation to the above redress exercises total £1.47 billion for these matters, virtually all of which had been utilised at 31 December 2017.

Judicial Review of Skilled Person’s role in IRHP review

RBS has been named as an interested party in a number of claims for judicial review of KPMG’s decisions as Skilled Person in RBS’s previously disclosed IRHP redress programme. This follows a similar claim from a customer of another UK bank, also against KPMG.

All of these claims were stayed pending the outcome of the other bank’s case. The trial in that case was heard in January 2016. The court decided in favour of KPMG, finding that (1) KPMG is not a body amenable to judicial review in respect of its role as Skilled Person in this matter; and (2) that there was no unfairness by the other bank in the procedure adopted.

The claimant has been granted permission to appeal that decision, and the appeal hearing is expected to take place on 23 and 24 May 2018.

The majority of the claims that name RBS as an interested party have been discontinued but there are still several cases which remain stayed pending the outcome of the appeal in the other bank’s case. If the appeal court finds that a section 166-appointed Skilled Person is susceptible to judicial review, these remaining claims against RBS may then proceed to full hearing to assess the fairness of KPMG’s role in the redress programme in those particular cases. If deemed unfair, this could have a consequential impact on the reasonableness of the methodology applied to reviewed and settled IRHP files generally. As there remains some uncertainty, it is not practicable reliably to estimate the impact of this matter, if any, on RBS which may be material.

Investment advice review

In February 2013, the FSA announced the results of a mystery shopping review it undertook into the investment advice offered by banks and building societies to retail clients. As a result of that review the FSA announced that firms involved were cooperative and agreed to take immediate action. RBS was one of the firms involved.

The action required included a review of the training provided to advisers, considering whether changes were necessary to both advice processes and controls for new business, and undertaking a past business review to identify any historic poor advice (and where breaches of regulatory requirements are identified, to put this right for customers).

Subsequent to the FSA announcing the results of its mystery shopping review, the FCA required RBS to carry out a past business review and customer contact exercise on a sample of historic customers that received investment advice on certain lump sum products through the UK Financial Planning channel of the UK Personal & Business Banking (UK PBB) segment of RBS, which includes RBS plc and NatWest, during the period from March 2012 until December 2012.

This review was conducted under section 166 of the Financial Services and Markets Act, under which a Skilled Person was appointed to carry out the exercise. Redress has been paid to certain customers in this sample group.

Following discussions with the FCA after issue of the draft section 166 report, RBS agreed with the FCA that it would carry out a wider review/remediation exercise relating to certain investment, insurance and pension sales from 1 January 2011 to 1 April 2015. The project regarding review/remediation of sales between 1 January 2011 and 1 April 2015 was due to finish at the end of 2017 but this deadline is being extended with completion anticipated by the end of Q1 2018. This is to allow completion of outstanding remediation activity that was impacted by customer responses, and to receive information from third party providers, in addition to concluding small cohorts of work that were postponed until the additional scope was agreed.

In addition, discussions are ongoing with FCA with regard to extending the scope of the review/remediation exercise to include the period from 1 January 2010 to 31 December 2010, with a formal decision expected during Q1 2018. It is not currently anticipated that any extension of scope will require an additional provision to be taken.

In addition, RBS agreed with the FCA that it would carry out a remediation exercise, for a specific customer segment who were sold a particular structured product, in response to concerns raised by the FCA with regard to (a) the target market for the product and (b) how the product may have been described to customers by certain advisers. Redress has been paid to certain customers who took out the structured product.

RBS provisions in relation to investment advice total £201 million to date for these matters, of which £102 million had been utilised as at 31 December 2017.

Packaged accounts

As a result of an uplift in packaged current account complaints, RBS proactively put in place dedicated resources in 2013 to investigate and resolve complaints on an individual basis. RBS has made gross provisions totalling £409 million to date for this matter.

The FCA conducted a thematic review of packaged bank accounts across the UK from October 2014 to April 2016, the results of which were published in October 2016. RBS continues to take into consideration and, where relevant, address the findings from this review.

FCA investigation into RBS plc’s compliance with the Money Laundering Regulations 2007

On 21 July 2017, the FCA notified RBS that it was undertaking an investigation into RBS plc’s compliance with the Money Laundering Regulations 2007 in relation to certain customers. Following amendment to the scope of the investigation, there are currently three areas under review: (1) compliance with Money Laundering Regulations in respect of Money Service Business customers; (2) compliance with the Terrorism Act 2000 in relation to sanctions screening; and (3) the Suspicious Transactions regime in relation to the events surrounding a particular customer. The investigations in all three areas are assessing both criminal and civil culpability. RBS is cooperating with the investigations.

Multilateral interchange fees

In September 2014, the Court of Justice upheld earlier decisions by the EU Commission and the General Court that MasterCard’s multilateral interchange fee (MIF) arrangements for cross border payment card transactions with MasterCard and Maestro branded consumer credit and debit cards in the EEA are in breach of competition law.

Separately, in April 2013, the EC announced it was opening a new investigation into interchange fees payable in respect of payments made in the EEA by MasterCard cardholders from non-EEA countries. On 3 August 2017, the EC announced it had also sent Visa a Supplementary Statement of Objections. The EC investigations are ongoing.

In June 2015, a regulation on interchange fees for card payments entered into force. The regulation requires the capping of both cross-border and domestic MIF rates for debit and credit consumer cards.

The regulation also sets out other reforms including to the Honour All Cards Rule which require merchants to accept all cards with the same level of MIF but not cards with different MIF levels.

In May 2015, the Competition & Markets Authority (CMA) announced that it had closed the investigations into domestic interchange fees on the grounds of administrative priorities.

Whilst there are no recent developments on the above to report, there remains uncertainty around the outcomes of the ongoing EC investigation, and the impact of the regulation, and they may have a material adverse effect on the structure and operation of four party card payment schemes in general and, therefore, on RBS’s business in this sector.

Payment Protection Insurance (PPI)

Since 2011, RBS has been implementing the FCA’s policy statement for the handling of complaints about the mis-selling of PPI (Policy Statement 10/12).

In August 2017, the FCA’s new rules and guidance on PPI complaints handling (Policy Statement 17/3) came into force. The Policy Statement introduced new so called ‘Plevin’ rules, under which customers may be eligible for redress if the bank earned a high level of commission from the sale of PPI, but did not disclose this detail at the point of sale. The Policy Statement also introduced a two year PPI deadline, due to expire in August 2019, before which new PPI complaints must be made. RBS is implementing the Policy Statement.

RBS has made provisions totalling £5.1 billion to date for PPI claims, including an additional provision of £175 million in 2017. Of the £5.1 billion cumulative provision, £4.1 billion had been utilised by 31 December 2017.

UK retail banking

In November 2014, the CMA announced its decision to proceed with a market investigation reference (MIR) into retail banking, which would cover personal current account (PCA) and SME banking. On 9 August 2016, the CMA published its final report. The CMA concluded that there are a number of competition concerns in the provision of PCAs, business current accounts and SME lending, particularly around low levels of customers searching and switching, resulting in banks not being put under enough competitive pressure, and new products and new banks not attracting customers quickly enough. The final report set out remedies to address these concerns. These included remedies making it easier for customers to compare products, ensure customers benefit from technological advantages around open banking, improve the current account switching service and provide PCA overdraft customers with greater control over their charges along with additional measures targeted at SME customers.

On 2 February 2017 the CMA published the Retail Banking Market Investigation Order 2017 (the ‘Order’), which is the primary legal framework setting out the obligations for the implementation of the majority of remedies, including an implementation deadline for each.

Other remedies are to be delivered via undertakings signed by Bacs and recommendations to be taken forward by other regulators (including the FCA).

On 19 December 2017 the CMA published directions for RBS and four other banks, which set out revised implementation dates for the delivery of certain obligations relating to open banking under the Order. On 29 January 2018 the CMA published separate directions for RBS, which set out revised implementation dates for the delivery of certain obligations requiring PCA overdraft alerts to be sent to customers under the Order.

At this stage there remains uncertainty around the financial impact of the remedies once implemented, and so it is not practicable to estimate the potential impact on RBS, which may be material.

FCA Investment and Corporate Banking Market Study

In February 2015, the FCA launched a market study into investment and corporate banking. In October 2016 the FCA published its final report. It found that whilst many clients feel well served by primary capital market services there were some areas where improvements could be made to encourage competition, particularly for smaller clients. It set out a package of remedies, including prohibiting the use of restrictive contractual clauses and ending league table misrepresentation by asking league table providers to review their recognition criteria. The prohibition on restrictive contractual clauses took effect from 3 January 2018.

Some uncertainty remains around the financial impact of the remedies once implemented and so it is not practicable reliably to estimate the potential impact on RBS. However, at this stage, this impact is not expected to be material.

FCA Asset Management Market Study

In November 2015, the FCA announced that a market study would be undertaken into asset management. In November 2016, the FCA published the interim report which indicated that price competition is weak and expressed concerns around the lack of transparency on the objectives, and appropriate benchmarks, for reporting fund performance. On 28 June 2017, the FCA published the final report which was broadly in line with the interim report and sets out an extensive package of remedies which include providing further protection to investors and driving competitive pressure on asset managers.

Some uncertainty remains around the financial impact of the remedies once implemented and so it is not practicable reliably to estimate the potential impact on RBS. However, at this stage, this impact is not expected to be material.

FCA Mortgages Market Study

In December 2016, the FCA launched a market study into the provision of mortgages. The FCA is expected to publish an interim report in Spring 2018 with the final report expected in Q4 2018.

At this stage, as there is considerable uncertainty around the outcome of this market study, it is not practicable reliably to estimate the aggregate impact, if any, on RBS which may be material.

FCA Strategic Review of Retail Banking Models

On 11 May 2017 the FCA announced a two phase strategic review of retail banking models. The FCA will use the review to understand how these models operate, including how ‘free if in credit’ banking is paid for and the impact of changes such as increased use of digital channels and reduced branch usage.

Phase 1 will allow the FCA to enhance its understanding of existing models and how these impact competition and conduct. Phase 2 will evaluate the impacts of economic, technological, social and regulatory factors on these models. A project update is expected in Q2 2018 outlining the FCA’s preliminary conclusions from Phase 1.

At this early stage, as there is considerable uncertainty around the outcome of this review, it is not practicable reliably to estimate the aggregate impact, if any, on RBS, which in due course may be material.

Governance and risk management consent order

In July 2011, RBS agreed with the Board of Governors of the Federal Reserve System, the New York State Banking Department, the Connecticut Department of Banking, and the Illinois Department of Financial and Professional Regulation to enter into a consent Cease and Desist Order (Governance Order) (which is publicly available) to address deficiencies related to governance, risk management and compliance systems and controls in the US branches of RBS plc and RBS N.V. branches (the US Branches).

In the Governance Order, RBS agreed to create the following written plans or programmes:

Key points

•

a plan to strengthen board and senior management oversight of the corporate governance, management, risk management, and operations of RBS’s US operations on an enterprise-wide and business line basis;

•	an enterprise-wide risk management programme for RBS’s US operations;
•	a plan to oversee compliance by RBS’s US operations with all applicable US laws, rules, regulations, and supervisory guidance;
•	a Bank Secrecy Act/anti-money laundering compliance programme for the US Branches on a consolidated basis;
•	a plan to improve the US Branches’ compliance with all applicable provisions of the Bank Secrecy Act and its rules and regulations as well as the requirements of Regulation K of the Federal Reserve;
•

a customer due diligence programme designed to ensure reasonably the identification and timely, accurate, and complete reporting by the US Branches of all known or suspected violations of law or suspicious transactions to law enforcement and supervisory authorities, as required by applicable suspicious activity reporting laws and regulations; and

•	a plan designed to enhance the US Branches’ compliance with Office of Foreign Assets Control (OFAC) requirements.

The Governance Order identified specific items to be addressed, considered, and included in each proposed plan or programme. RBS also agreed in the Governance Order to adopt and implement the plans and programmes after approval by the regulators, to comply fully with the plans and programmes thereafter, and to submit to the regulators periodic written progress reports regarding compliance with the Governance Order.

RBS has created, submitted, and adopted plans and/or programmes to address each of the areas identified above. In connection with RBS’s efforts to implement these plans and programmes, it has, among other things, made investments in technology, hired and trained additional personnel, and revised compliance, risk management, and other policies and procedures for RBS’s US operations. RBS continues to test the effectiveness of the remediation efforts it has undertaken to ensure they are sustainable and meet regulators’ expectations.

Furthermore, RBS continues to work closely with the regulators in its efforts to fulfil its obligations under the Governance Order, which will remain in effect until terminated by the regulators.

RBS may be subject to formal and informal supervisory actions and may be required by its US banking supervisors to take further actions and implement additional remedial measures with respect to these and additional matters. RBS’s activities in the US may be subject to significant limitations and/or conditions.

US dollar processing consent order

In December 2013 RBS and RBS plc agreed a settlement with the Federal Reserve, the New York State Department of Financial Services (DFS), and the Office of Foreign Assets Control (OFAC) with respect to RBS plc’s historical compliance with US economic sanction regulations outside the US. As part of the settlement, RBS and RBS plc entered into a consent Cease and Desist Order with the Federal Reserve (US Dollar Processing Order), which remains in effect until terminated by the Federal Reserve. The US Dollar Processing Order (which is publicly available) indicated, among other things, that RBS and RBS plc lacked adequate risk management and legal review policies and procedures to ensure that activities conducted outside the US comply with applicable OFAC regulations.

RBS agreed to create an OFAC compliance programme to ensure compliance with OFAC regulations by RBS’s global business lines outside the US, and to adopt, implement, and comply with the programme. Prior to and in connection with the US Dollar Processing Order, RBS has made investments in technology, hired and trained personnel, and revised compliance, risk management, and other policies and procedures.

Under the US Dollar Processing Order (as part of the OFAC compliance programme) RBS was required to appoint an independent consultant to conduct an annual review of OFAC compliance policies and procedures and their implementation and an appropriate risk-focused sampling of US dollar payments. RBS appointed the independent consultant and their reports were submitted to the authorities in June 2015. The independent consultant review examined a significant number of sanctions alerts and no reportable issues were identified.

Pursuant to the US Dollar Processing Order, the authorities requested a second annual review to be conducted by an independent consultant. The second review was conducted by the independent consultant and reports were submitted to the authorities in September 2016. In line with the first review, and following examination of a significant number of sanctions alerts, the independent consultant did not identify any reportable issues. The authorities have requested a third annual review to be conducted and independent consultant reports are expected to be issued during Q1 2018. In addition, pursuant to requirements of the US Dollar Processing Order, RBS has provided the required written submissions, including quarterly updates, in a timely manner, and RBS continues to participate in a constructive dialogue with the authorities.

US/Swiss tax programme

In August 2013, the DOJ announced a programme for Swiss banks (the Programme) which provides Swiss banks with an opportunity to obtain resolution, through non-prosecution agreements or non-target letters, of the DOJ’s investigations of the role that Swiss banks played in concealing the assets of US tax payers in offshore accounts (US related accounts). In December 2013, Coutts & Co Ltd., a member of the Group incorporated in Switzerland, notified the DOJ that it intended to participate in the Programme.

As required by the Programme, Coutts & Co Ltd. subsequently conducted a review of its US related accounts and presented the results of the review to the DOJ. In December 2015, Coutts & Co Ltd. entered into a non-prosecution agreement (the NPA) in which Coutts & Co Ltd. paid a US$78.5 million penalty and acknowledged responsibility for certain conduct set forth in a statement of facts accompanying the agreement. Under the NPA, which has a term of four years, Coutts & Co Ltd. is required, among other things, to provide certain information, cooperate with DOJ’s investigations, and commit no U.S. federal offences. If Coutts & Co Ltd. abides by the NPA, the DOJ will not prosecute it for certain tax-related and monetary transaction offences in connection with US related accounts.

Enforcement proceedings and investigations in relation to Coutts & Co Ltd

The Swiss Financial Market Supervisory Authority (FINMA) has been taking enforcement proceedings against Coutts & Co Ltd, a member of RBS incorporated in Switzerland, with regard to certain client accounts held with Coutts & Co Ltd relating to allegations in connection with the Malaysian sovereign wealth fund 1MDB. On 2 February 2017, FINMA announced that Coutts & Co Ltd had breached money laundering regulations by failing to carry out adequate background checks into business relationships and transactions associated with 1MDB. FINMA accordingly required Coutts & Co Ltd to disgorge profits of CHF 6.5 million. FINMA is currently investigating three individuals in connection with 1MDB.

In addition, Coutts & Co Ltd is cooperating with investigations and enquiries from authorities in other jurisdictions in relation to the same subject matter. In this context, the Monetary Authority of Singapore (MAS)’s supervisory examination of Coutts & Co Ltd’s Singapore branch revealed breaches of anti-money laundering requirements. MAS imposed on Coutts & Co Ltd financial penalties amounting to SGD 2.4 million in December 2016.

The outcomes of other proceedings, investigations and enquiries are uncertain but may include financial consequences and/or regulatory sanctions.

Regulator requests concerning certain historic Russian transactions

Media coverage in 2017 highlighted an alleged money laundering scheme involving Russian entities between 2010 and 2014. Allegedly certain European banks, including RBS and 16 other UK based financial institutions, and certain US banks, were involved in processing certain transactions associated with this scheme. RBS has responded to requests for information from the FCA, PRA and regulators in other jurisdictions.

Review and investigation of treatment of tracker mortgage customers in Ulster Bank Ireland DAC (formerly Ulster Bank Ireland Limited)

In December 2015, the Central Bank of Ireland (CBI) announced that it had written to a number of lenders requiring them to put in place a robust plan and framework to review the treatment of customers who have been sold mortgages with a tracker interest rate or with a tracker interest rate entitlement. The CBI stated that the intended purpose of the review was to identify any cases where customers’ contractual rights under the terms of their mortgage agreements were not fully honoured, or where lenders did not fully comply with various regulatory requirements and standards regarding disclosure and transparency for customers. The CBI has required Ulster Bank Ireland DAC (UBI DAC), a member of RBS, incorporated in the Republic of Ireland, to participate in this review and UBI DAC is co-operating with the CBI in this regard. UBI DAC submitted its phase 2 report to the CBI on 31 March 2017, identifying impacted customers.  The redress and compensation phase (phase 3) commenced in Q4 2017.

RBS has made provisions totalling €298 million (£248 million) to date for this matter, including an additional provision of €87 million (£76 million) in 2017. Of the €298 million (£248 million) cumulative provision, €75 million (£64 million) had been utilised by 31 December 2017.

Separately, in April 2016, the CBI notified UBI DAC that it was also commencing an investigation under its Administrative Sanctions Procedure into suspected breaches of the Consumer Protection Code 2006 during the period 4 August 2006 to 30 June 2008 in relation to certain customers who switched from tracker mortgages to fixed rate mortgages. This investigation is ongoing and UBI DAC continues to co-operate with the CBI.

As part of an internal review of the wider retail and commercial loan portfolios extending from the tracker mortgage examination programme, UBI DAC identified further legacy business issues. A programme is ongoing to identify and remediate impacted customers and a charge of €101 million (£89 million) has been recognised in 2017 based on expected remediation and project costs in relation to these items.